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                                                                EXHIBIT 23(a)

                     [LETTERHEAD OF ARTHUR ANDERSEN, LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement and related Prospectus of our reports dated February 4, 2000 included in Washington Real Estate Investment Trust's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement and related Prospectus.

/s/ Arthur Andersen LLP
Vienna, VA
January 30, 2001